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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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                                November 5, 2001
                Date of Report (Date of earliest event reported)


                           DIGITALREACH HOLDINGS, INC.
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                 (Name of Small Business Issuer in its charter)


               Florida                               52-2262373
   ---------------------------------             --------------------
   (State or other jurisdiction of                (I.R.S. Employer
    incorporation or organization)               Identification No.)



 11845 West Olympic Boulevard, Suite 1140
     Los Angeles, California                            90064
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(Address of principal executive offices)             (Zip code)

Registrant's telephone number, including area code:  (310) 477-7395


                                (Not applicable.)
                           --------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

DIRECTOR APPOINTMENT

Effective October 15, 2001, the Board of Directors of DigitalReach Holdings, Inc. ("the Company"), nominated and appointed Kristoffer Marlow Magcalas to fill the Company's vacant Director position. Mr. Magcalas is presently working as a Network Systems Administrator for Creative Resources and Management, Inc. Previously, Mr. Magcalas was Head of Technical, Network and Hardware Systems for a Philippine-based management consulting firm from May 1999 to March of 2001. From April 1998 to April 1999, Mr. Magcalas served as Head of Information Technology for World's Best Food International Corp.

SHARE DISTRIBUTION

The Company, by unanimous written consent of its Board of Directors dated November 5, 2001, has approved the distribution of one (1) share of its wholly-owned subsidiary, Digitalreach International, Inc., to each Company stockholder on record as of September 30, 2001. The distribution shall take effect no later than November 30, 2001. As a result of the distribution, all Company shareholders of record on September 30, 2001 will become shareholders of the subsidiary.

SUBSIDIARY NAME CHANGE

On November 5, 2001, Digitalreach International, Inc., the Company's subsidiary mentioned hereinabove, has approved a change in its name to "Net Dynamics, Inc." Said approval was obtained by and through a unanimous written consent of its Board of Directors. This change will take effect immediately upon approval by the Secretary of State of Nevada.

ANNOUNCEMENT OF ANNUAL SHAREHOLDERS MEETING

The Company, by unanimous written consent of its Board of Directors and pursuant to its by-laws, has scheduled the annual meeting of shareholders for the third week of April 2002.

CORPORATE REINSTATEMENT

The Company is presently in "good standing" in Florida after having obtained a certificate of reinstatement dated October 19, 2001 from the Secretary of State of Florida.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 6, 2001               DIGITALREACH HOLDINGS, INC.


                                     By: /s/ Chris Albornoz
                                         ------------------------------
                                         Chris Albornoz
                                         President and Chief Executive Officer


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